SHARE PURCHASE AGREEMENT

Dated the ______ day of October, 2005

BETWEEN:

INTERNATIONAL QUALITY SYSTEMS LTD.
30862 Marilyn Drive
Laguna Beach, California
92651

POLAR PRODUCTS LTD.
3835 Kimatoucher Road
Kelowna, BC
V1W 4E7

ADAM ROBERTSON
2493 Alexandria Way
Westbank, BC
V4T 1T7

CHRIS FORSBERG
79875 Kingston Dr
Bermuda Dunes CA
92203

(collectively, the "Vendors" and each a "Vendor")

AND:

EPOD INDUSTRIES INC.
2223 Hayman Road
Kelowna, BC
V1Z 1Z6

(the "Purchaser")

AND:

EPOD INTERNATIONAL INC.
2223 Hayman Road
Kelowna, BC
V1Z 1Z6

("EPOI", as covenator/guarantor for payment and other obligations)

WHEREAS:

A. The Vendors are the beneficial owners of all of the authorized and issued shares in the capital of Enviromech Industries Inc. (the "Company") as follows:

Class "A" Voting Common Shares without par value:

60 International Quality Systems Ltd.

240 Polar Products Ltd.

Class "B" Voting Common shares without par value:

120 International Quality Systems Ltd.

90 Adam Robertson

90 Chris Forsberg

Class "C" Non-Voting Common shares without par value:

60 International Quality Systems Ltd.

30 Chris Forsberg

210 Polar Products Ltd.

Class "D" Non-Voting Common shares without par value

120 International Quality Systems Ltd.

90 Adam Robertson

30 Polar Products Ltd.

60 Chris Forsberg

B. The Vendor has provided to the Purchaser and the Purchaser has relied upon the unaudited financial statements of the Company, as at July 31, 2005, attached hereto as Schedule of Unaudited Financial Statements;

C. The Vendors have each agreed to sell and the Purchaser has agreed to purchase all of the issued and outstanding shares in the capital of the Company from the parties and in the amounts as listed in recital A and being 300 Class "A" Voting Common shares without par value, 300 Class "B" Voting Common shares without par value, 300 Class "C" Non-Voting Common shares without par value and 300 Class "D" Non-Voting Common shares without par value (the "Shares").

In consideration of the representations, warranties, covenants and agreements in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties represent, warrant, covenant and agree as follows:

1. SALE AND PURCHASE

1.1 The Vendors hereby agree to sell and do hereby sell, and the Purchaser hereby agrees to buy and does hereby buy, the Shares on the terms and conditions herein contained.

2. PURCHASE PRICE

2.1 The purchase price shall be CAD $2,016,240.00 (the "Purchase Price").

2.2 The Purchase Price shall be paid as follows, subject to the terms of sections 2.3 to 2.5:

(a) CAD $150,000 by certified cheque, bank draft or solicitor's trust cheque payable to the Vendors' solicitors "Pushor Mitchell LLP, in trust";

(b) the issuance of 1,296,000 shares of common stock of EPOI (the "EPOI Shares") as follows:

(i) 388,800 shares to International Quality Systems Ltd.;

(ii) 518,400 shares to Polar Products Ltd.;

(iii) 194,400 shares to Adam Robertson; and

(iv) 194,400 shares to Chris Forsberg

(collectively, the "Restricted Stock").

2.3 The certificates representing the Restricted Stock shall contain no restrictive legends and shall not be subject to trading restrictions under any applicable securities legislation other than the provisions of Rule 144(d) promulgated under the United States Securities Act of 1933.

2.4 The Purchaser shall obtain the written undertaking of all directors, senior officers and holders of 10% or more of the issued and outstanding common stock of EPOI to refrain from selling or offering for sale any shares of the common stock of EPOI for a period of at least 90 days from the date on which the Restricted Stock becomes free-trading (the "Restriction Removal Date"), or, in the event that the Restricted Stock does not become free-trading within 180 days of the Closing Date, then for a period equal to the earlier of:

(a) 18 months from the Closing Date; and

(b) the date on which the Vendors' sell the last of the Restricted Stock to an arms-length third party.

2.5 The Vendors shall each report all cash sales of Restricted Stock and/or any other EPOI stock held by them which occurs within the first 90 days after the Closing Date (the "Aggregate Liquidation Amount").

(a) If the Aggregate Liquidation Amount is equal to or greater than CAD $1,182,720.00, EPOI and the Purchaser shall be released from any further obligations regarding the share consideration component of the Purchase Price. If the Aggregate Liquidation Amount is greater than CAD $1,881,600.00, then any unsold Restricted Stock, together with any proceeds of sale in excess of the CAD $1,881,600.00 shall be surrendered by the Vendors to the Purchaser.

(b) If the Aggregate Liquidation Amount is less than CAD $1,182,720.00 on the expiry of 90 days after the Closing Date, then unless the Purchaser can reasonably demonstrate that there were sufficient bids in the open market during the first 90 days after the Closing Date to have enabled the Vendors to achieve an Aggregate Liquidation Amount of at least CAD $1,182,720.00, the Purchasers shall, on or before the expiry of 150 days after the Closing Date, pay to the Vendors' solicitors "Pushor Mitchell LLP, in trust" an amount equal to the difference between CAD $1,182,720.00 and the Aggregate Liquidation Amount actually realized by the Vendors within 90 days after the Closing Date;

(c) If the Aggregate Liquidation Amount is less than CAD $1,182,720.00 on the expiry of 150 days after the Closing Date and the Purchasers have not met the requirements to pay the amounts outstanding in accordance with section 2.5(b) of this Agreement:

(i) the Purchaser shall return to the Vendors all the Shares;

(ii) the Vendors shall return to the Purchaser:

- all the Restricted Stock that the Vendors could not liquidate;
- all consideration received by the Vendors from any sale, transfer or trade of any Restricted Stock; and
- the $150,000.00 initial cash payment less 75% of the actual value of the Vendors' legal costs of entering into the share purchase agreements and less 75% of the actual value of the legal costs of returning the Restricted Stock to the Purchaser, which amount shall be paid to the Company for its legal costs;

unless:

(i) the parties mutually agree to extend the deadline to pay the amount outstanding as calculated in section 2.5(b); or

(ii) the Vendors are unable to return the consideration received from the sale

3.5 Other than the Shares, there are no other issued shares in the capital of the Company and no person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares, any other shares in the capital of the Company or any right capable of becoming an agreement for the purchase, subscription or issuance of any unissued shares in the capital of the Company.

3.6 The Company has the corporate power to own the properties owned by it and to carry on the business as carried on by it, and is duly qualified to carry on business in the Province of British Columbia.

3.7 The Company holds all licenses and permits as may be requisite for carrying on its business in the manner in which it has heretofore carried on.

3.8 The financial statements of the Company as at July 31, 2005, which are attached hereto as the Schedule of Unaudited Financial Statements, are true and correct in every material respect and present fairly the financial position of the Company as at July 31, 2005, and the result of its operations for the six month period then ended, in accordance with generally accepted accounting principles applied on a basis consistent with that of previous periods.

3.9 Other than as disclosed in the financial statements provided to the Purchaser on or before the Closing Day, the Company is not indebted to any of the Vendors or any affiliate, or director or officer of the Company or any affiliate.

3.10 No dividends or other distribution on any shares in the capital of the Company have been made, declared or authorized.

3.11 No payments of any kind have been made or authorized since July 31, 2005, to or on behalf of the Vendors or to or on behalf of officers, directors, shareholders or employees of the Company or under any management agreements with the Company, save and except in the ordinary course of business, and at the regular rates of salary or management fees payable to them.

3.12 Since July 31, 2005:

(a) there has not been any material adverse change in the financial position or condition of the Company or any damage, loss, or other change in circumstances materially affecting the business or property of the Company or its right or capacity to carry on business;

(b) the Company has not waived or surrendered any right of material value;

(c) the Company has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business;

(d) the business of the Company has been carried on in the ordinary course; and

(e) no material capital expenditures have been authorized or made.

3.13 The Memorandum and Articles of the Company have not been altered since incorporation of the Company.

3.14 The Company does not have any contracts, agreements, pension plans, profit sharing plans, bonus plans, undertakings or arrangements whether oral, written or implied with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors or others which cannot be terminated on not more than one month's notice, without compensation, liability or payment.

3.15 The Company has complied with the terms and conditions of all agreements referred to in paragraph 3.14 hereof and is not aware of any default by the Company or the other party to such agreement.

3.16 There is no basis for and there are no actions, suits, judgments, investigations, arbitration hearings or proceedings of any kind outstanding or pending or to the knowledge of the Company or the Vendors threatened against or affecting the Company at law or in equity, or before or by any Federal, Provincial, State, Municipal or other Governmental Department, Commission, Board, Bureau or Agency, whatsoever.

3.17 The Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it.

3.18 There are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Company.

3.19 The Company has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a materially adverse effect on its business or the results of its operations.

3.20 Other than as disclosed in the financial statements provided to the Purchaser on or before the Closing Day, neither the Vendors nor any officer, director, employee or shareholder of the Company is now indebted or under obligation of the Company on any account whatsoever.

3.21 All material transactions of the Company have been promptly and properly recorded or filed in the Company's books and records. The minute books of the Company together with all records of the meetings and proceedings of the shareholders and directors thereof are complete and accurate.

3.22 Since the date of its incorporation the Company has been and is carrying on the business of the design and manufacturing of fuel systems and acting as management and engineering consultants.

3.23 The performance of this Agreement will not be in violation of the Memorandum or Articles of the Company or of any agreement to which the Vendors or the Company is a party and will not give any person or the Company any right to terminate or cancel any agreement or

any right enjoyed by the Company and will not result in a creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the assets of the Company.

3.24 The Company maintains such insurance against loss or damage to its assets and with respect to public liability as is reasonable and prudent for a company such as the Company.

3.25 Neither the Vendors nor any company controlled by it own any property or assets which were used by the Company or are necessary or useful in the conduct of its business.

3.26 The Company does not own, directly or indirectly, any shares or interest in any other company or firm.

3.27 All the assets of the Company are in a reasonable state of repair for their age and are in working order and are fit for the purposes for which they are intended.

3.28 The Vendors will diligently seek approval of the transaction contemplated herein from all governmental regulatory authorities whose approval is required.

3.29 The Vendors will cause the Company to permit the Purchaser and its authorized agents and employees the right to inspect all books of account, financial information, tax returns and supplemental schedules of the Company at all reasonable times prior to the Closing Date.

3.30 The Company has collected and remitted all Goods and Services Tax required by the **Excise Tax Act** of Canada, as amended from time to time, to be collected by the Company and will collect and remit all Goods and Services Taxes required by law to be collected by the Company in the operation of the business of the Company up to the Closing Date, and the Vendors will indemnify the Purchaser for any liability for any Goods and Services Tax not paid by the Company as required.

The representations, warranties, covenants and agreements by the Vendors contained in this Agreement or any certificates or documents delivered pursuant to the provisions hereof or in connection with the transaction contemplated hereby shall be true at and as of the time of closing, as though the same were made at and as of such time. Notwithstanding any investigation or inquiries made by the Purchaser prior to closing or the waiver of any condition by the Purchaser, the representations, warranties, covenants and agreements of the Vendors shall survive the Closing Date and notwithstanding the closing of the purchase and sale herein provided for, shall continue in full force and effect. In the event that any of the said representations and warranties are found to be incorrect, or there is a breach of any covenant or agreement of the Vendors, which incorrectness or breach shall result in any loss or damage sustained directly or indirectly by the Purchaser, then the Vendors shall be jointly and severally liable to pay the amount of such loss or damage to the Purchaser.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

In order to induce the Vendors to enter into and consummate this Agreement, the Purchaser represents and warrants and covenants with the Vendors as follows:

4.1 The Purchaser has been duly incorporated and organized and validly exists as a corporation under the Canada Business Corporations Act and has the requisite corporate power and authority to carry on its business as it is now being conducted.

4.2 The Purchaser has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate proceedings on the part of the Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby.

4.3 This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable by the Vendors against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general principles of equity.

4.4 The execution and delivery by the Purchaser of this Agreement and the performance by it of its obligations hereunder will not:

(a) result in a violation or breach of any provision of:

  (i) its articles of incorporation or by-laws;

  (ii) any agreement, contract, license, franchise or permit to which it is a party or by which it is bound; or

  (iii) any law, regulation, order, judgment or decree to which it is subject or by which it is bound;

(b) give rise to any right of termination or acceleration of indebtedness under any such agreement, contract, license, franchise or permit; or

(c) result in the imposition of any encumbrance, charge or lien upon any of its assets, other than any such violations, breaches, rights or encumbrances, charges or liens that will not, individually or in the aggregate, prevent or materially delay consummation of the transaction contemplated by this Agreement.

4.5 The Purchaser has made adequate arrangements to ensure that the required consideration is available to effect payment in full for the Shares that the Purchaser has agreed under section 1.1 of this Agreement to acquire.

The representations, warranties, covenants and agreements by the Purchaser contained in this Agreement or any certificates or documents delivered pursuant to the provisions hereof or in connection with the transaction contemplated hereby shall be true at and as of the time of closing, as though made at and as of such time. Notwithstanding any investigation or inquiries made by the Vendor prior to closing or the waiver of any condition by the Vendor, the

representations, warranties, covenants and agreements of the Purchaser shall survive the Closing Date and notwithstanding the closing of the purchase and sale herein provided for, shall continue in full force and effect. In the event that any of the said representations and warranties are found to be incorrect, or there is a breach of any covenant or agreement of the Purchaser, which incorrectness or breach shall result in any loss or damage sustained directly or indirectly by the Vendors, then the Purchaser shall be liable to pay the amount of such loss or damage to the Vendors.

5. CONDITIONS PRECEDENT FOR PURCHASER

All obligations of the Purchaser under this Agreement are subject to the fulfillment, prior to closing, of each of the following conditions:

5.1 The Vendors shall have caused to be delivered to the Purchaser an opinion of the solicitors for the Company in form and substance reasonably satisfactory to the Purchaser's lawyer, dated the Closing Date to the effect that:

(a) the Company is duly organized and validly existing under the laws of the Province of British Columbia and is in good standing in the office of the Registrar of Companies in British Columbia;

(b) all necessary steps and corporate proceedings have been taken to permit the Shares to be duly and validly transferred and registered in name of the Purchaser;

(c) the number of authorized and issued shares in the capital of the Company are as warranted by the Vendor and all issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable;

(d) based on knowledge and belief, such solicitors know of no claim, judgment, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against the Company which might materially affect any business, property, assets, prospects, or conditions, financial or otherwise of the Company or which could result in any material liability to the Company, save and except as disclosed in this Agreement.

5.2 The Vendors shall transfer their respective Shares to the Purchaser and such Shares shall be registered in the books of the Company in the name of the Purchaser at the time of closing.

5.3 The representations and warranties of the Vendors as set forth in this Agreement shall be true and correct as of the date of the Agreement and shall be true and correct as of the date of closing, as if made by the Vendors on the Closing Date.

5.4 The Directors and Officers of the Company shall have tendered their resignations as Directors and Officers of the Company effective the Closing Date.

5.5 The Vendors shall have received approval from all governmental and regulatory authorities whose approval is required to complete the transaction contemplated herein.

5.6 The Purchaser's lawyer shall have received the Company's Records Book and approved the contents of the same.

The foregoing conditions are considered for the exclusive benefit of the Purchaser and may be waived by it in whole or in part at any time.

6. CONDITIONS PRECEDENT FOR THE VENDORS

All obligations of the Vendors or each of them under this Agreement are subject to the fulfillment, prior to closing, of each of the following conditions:

6.1 EPOI and the Members of the Company's United States affiliate, Enviromech Industries LLC, a Delaware LLC, shall enter into a mutually agreeable share purchase agreement.

6.2 The Purchaser shall retain the Company's existing management to operate the Company following the closing and the Purchaser shall enter into mutually agreeable individual management contracts with the Vendors or each of them with bonus plans tied to the Company's financial performance.

The foregoing conditions are considered for the exclusive benefit of the Vendors and may be waived by each of them in whole or in part at any time.

7. CLOSING

7.1 The sale and purchase of the Shares and the other transactions contemplated by this Agreement shall be closed at the offices of Pushor Mitchell LLP, 3rd Floor - 1665 Ellis Street, Kelowna, British Columbia, on October 6, 2005, at 5:00 o'clock in the afternoon, or on such other date or at such other place as may be agreed upon, which date is referred to herein as the "Closing Date" provided that the Purchaser may extend the Closing Date to October 14, 2005 if, in its sole discretion, the purchase and sale contemplated herein cannot be closed on October 6, 2005.

8. NOTICES

8.1 All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mail with postage prepaid addressed as follows:

(a) To the Vendors: c/o Richard Montgomery
Pushor Mitchell LLP
Barristers & Solicitors
3rd Floor, 1665 Ellis Street
Kelowna, British Columbia
V1Y 2B3

(b) To the Purchaser: Epod Industries Inc.
2223 Hayman Road

Kelowna, BC
V1Z 1Z6

or at such other address that may be given in writing by the Vendor or the Purchaser, and shall be deemed to have been received, if delivered, on the date of delivery, and if mailed as aforesaid, in the Province of British Columbia, then on the 3rd business day following the postage thereof.

9. PARTIES AND INTEREST

9.1 This Agreement shall enure to the benefit of and shall be binding upon the parties hereto, and their respective heirs, administrators, executors, successors and assigns.

10. GENERAL

10.1 Time shall be of the essence of this Agreement.

10.2 The Vendors shall have until 5:00 o'clock afternoon of October 6, 2005, to execute this Agreement and provide the Purchaser with a copy of the Agreement so executed.

10.3 This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument.

Signed by the parties as of the date on the first page.

SIGNED, SEALED & DELIVERED
in the presence of:

[signature]
Signature

TODD SLOAN
Print Name

KELOWNA
Address

ENGINEER
Occupation

[signature]
ADAM ROBERTSON

SIGNED, SEALED & DELIVERED
in the presence of:

____
Signature

____
Print Name

____
Address

____
Occupation

____
CHRIS FORSBERG

POLAR PRODUCTS LTD.

Per:______________________________
Authorized Signatory

Per:______________________________
Authorized Signatory

INTERNATIONAL QUALITY SYSTEMS LTD.

Per:______________________________
Authorized Signatory

Per:______________________________
Authorized Signatory

EPOD INDUSTRIES INC.

Per:______________________________
Authorized Signatory

Per:______________________________
Authorized Signatory

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

AUBREY FORSBERG
Print Name

79875 KINGSTON DR BERMUDA DUNES CA
Address

Occupation

CHRIS FORSBERG

POLAR PRODUCTS LTD.

Per: ______________________
Authorized Signatory

Per: ______________________
Authorized Signatory

INTERNATIONAL QUALITY SYSTEMS LTD.

Per: ______________________
Authorized Signatory

Per: ______________________
Authorized Signatory

EPOD INDUSTRIES INC.

Per: ______________________
Authorized Signatory

Per: ______________________
Authorized Signatory

EPOD INTERNATIONAL INC.

Per:________________________________
Authorized Signatory

Per:________________________________
Authorized Signatory

SCHEDULE OF UNAUDITED FINANCIAL STATEMENTS

Enviromech Industries Inc
Income Statement 08/01/2004 to 07/31/2005

REVENUE

Sales Revenue		
Sales: Miscellaneous Manufacturing	23,040.09	
Sales: SRED	150,000.00	
Sales: Fuel Systems	1,795,864.56	
Sales: Sales and Marketing	691.93	
Sales: Consulting	14,550.00	
Sales: Aftermarket	14,099.27	
Gross Sales		1,998,245.85
General/Part Sales		793.34
Net Sales		1,999,039.19
Other Revenue		
Freight Revenue		3,206.85
Interest Revenue		23,217.00
Other Revenue		495.35
Total Other Revenue		26,919.20
TOTAL REVENUE		2,025,958.39

EXPENSE

Cost of Goods Sold	
USA COGS install costs sub	155,742.65
Fuel System COGS	757,491.14
Consulting COGS	964.17
Adjustment Write-off	(4,048.41)
Purchases	249.21
Freight In Expense	67,675.40
Freight Out Expense	19,200.03
Duty & Brokerage	8,674.52
Packaging	10,950.02
Total Cost of Goods Sold	1,016,898.73
Payroll Expenses	
Wages & Salaries	213,011.05
EI Expense	5,689.88
CPP Expense	9,445.36
WCB Expense	11,171.82
Vacation Pay Expense	10,358.70
Profit Sharing	7,230.78
Employee Benefits	8,626.51
Employee Per Diems	6,577.00
Total Payroll Expense	272,111.10
General & Administrative Expenses	
Accounting & Legal	16,940.11
Advertising & Promotions	5,565.61
USA Sales & Marketing SubContractor	120,679.80
USA Engineering Subcontractor	240,680.95
Bad Debts	6,517.35
Cash Short/Over	(39.08)

Courier & Postage	18.99
Credit Card Charges	1,976.91
Currency Exchange & Rounding	(13,043.47)
Amortization Expense	40,100.00
Warranty	1,464.33
Insurance	68,365.67
EMI Interest & Bank Charges	15,118.75
Polar-Sub Contractor	79,999.56
Office Supplies	5,247.52
Shop Supplies	7,228.38
Equipment Leases	1,493.33
Miscellaneous	285.17
Shop Relocation	9,092.65
Rent	28,477.70
Repair & Maintenance	1,553.84
Auto Expenses	7,399.44
Telephone	11,422.11
Sales Travel & Entertainment	36,849.23
EMI Events	4,478.58
Sales & Marketing - California	6,199.35
Utilities	5,732.28
Licenses	424.33
Total General & Admin. Expenses	710,229.39
TOTAL EXPENSE	1,999,239.22
NET INCOME	26,719.17

Generated On: 08/25/2005

Enviromech Industries Inc
Balance Sheet As at 07/31/2005

ASSETS

Current Assets		
Petty Cash Cdn	30.00	
Petty Cash US	7.50	
Chequing Bank Account	(62,766.81)	
US Bank Account Scotia	(10,826.17)	
Total Cash		(73,555.48)
Accounts Receivable	0.00	
Accounts Receivable	82,355.76	
Advance to EMI LLC 2004	0.00	
Advance to EMI LLC 2003	186,424.98	
Other Receivables	150,000.00	
Total Receivable		418,780.74
Travel Advances		0.00
Advance to Shareholders		(3,906.91)
Prepaid Expense & Deposits		4,426.25
Total Current Assets		345,744.60
Inventory Assets		
Fuel Systems Inventory		288,845.76
Total Inventory Assets		288,845.76
Capital Assets		
Plant Start-up	7,823.24	
Accum. Amort.-Plant Start-up	(6,253.95)	
Net - Plant Start-up		1,569.29
Office Furniture & Equipment	16,025.98	
Accum. Amort. -Furn. & Equip.	(11,341.72)	
Net - Furniture & Equipment		4,684.26
Computer Equipment	21,935.39	
Accum. Amort.-Computer Equip	(10,389.07)	
Net-Computer Equipment		11,546.32
Shop Tools & Equipment	95,133.92	
Accum. Amort.-Shop Tools & Equip	(30,518.60)	
Net-Shop Tools & Equipment		64,615.32
R&D Vehicle	43,472.05	
Accum. Amort. - R&D Vehicle	(20,000.00)	
Net - R&D Vehicle		23,472.05
Total Capital Assets		105,887.24
Other Non-Current Assets		
Computer Software	28,045.64	
Accum. Amort.-Computer Software	(28,045.65)	
Net - Computer Software		(0.01)
Research & Development	21,747.80	
Accum. Amort.-R&D	(7,392.00)	
Net - Research & Development		14,355.80
Total Other Non-Current Assets		14,355.79
TOTAL ASSETS		754,833.39
		============

LIABILITIES

Current Liabilities		
Accounts Payable		58,294.00
Credit Card Payable		0.00
Visa-Todd Sloan		(0.06)
Visa-Joe Pike		3,137.32
Visa-AR		3,031.54
BOA Alaska TS		1,999.88
BOA Alaska AR		0.00
DinersClub-T.Sloan		8,971.15
Future Income Tax Payable		16,071.00
Vacation payable		4,682.81
Wages Payable		0.00
Subcontractor payable		0.00
Total Receiver General		0.00
WCB Payable		(229.33)
PST Payable		(3,333.84)
GST Payable		(347.45)
GST Charged on Sales	0.00	
GST Paid on Purchases	(215.38)	
GST Owing (Refund)		(215.38)
Total Current liabilities		92,061.64
Long Term liabilities		
Bank Loan - Long Term		13,333.48
GL Loan		73,260.00
AR Loan		9,000.00
R&D Vehicle Loan		42,427.15
BDC Loan		100,000.00
BDC ASSET LOAN		60,000.00
Loans from Shareholders		(0.45)
Total Long Term liabilities		298,020.18
Unearned Revenue		
Unearned Revenue		166,521.20
Unearned Revenue total		166,521.20
TOTAL LIABILITIES		556,603.02
EQUITY		
Share Capital		
Common Shares		12.00
Total Share Capital		12.00
Retained Earnings		
Retained Earnings - Previous Year		171,499.20
Current Earnings		26,719.17
Total Retained Earnings		198,218.37
TOTAL EQUITY		198,230.37
LIABILITIES AND EQUITY		754,833.39

Generated On: 08/25/2005

Enviromech Industries Inc
Balance Sheet As at 09/30/2005

ASSETS

Current Assets		
Petty Cash Cdn	25.31	
Petty Cash US	7.50	
Chequing Bank Account	(143,100.40)	
US Bank Account Scotia	(3,078.46)	
Total Cash		(146,146.05)
Accounts Receivable	0.00	
Accounts Receivable	162,161.76	
Advance to EMI LLC 2004	0.00	
Advance to EMI LLC 2003	186,424.98	
Other Receivables	150,000.00	
Total Receivable		498,586.74
Travel Advances		0.00
Advance to Shareholders		(3,906.91)
Prepaid Expense & Deposits		4,426.25
Total Current Assets		352,960.03
Inventory Assets		
Fuel Systems Inventory		284,464.47
Work-in-Process		19.92
Total Inventory Assets		284,484.39
Capital Assets		
Plant Start-up	7,823.24	
Accum. Amort.-Plant Start-up	(6,383.95)	
Net - Plant Start-up		1,439.29
Office Furniture & Equipment	16,025.98	
Accum. Amort. -Furn. & Equip.	(12,061.72)	
Net - Furniture & Equipment		3,964.26
Computer Equipment	21,935.39	
Accum. Amort.-Computer Equip	(10,589.07)	
Net-Computer Equipment		11,346.32
Shop Tools & Equipment	95,133.92	
Accum. Amort.-Shop Tools & Equip	(31,118.60)	
Net-Shop Tools & Equipment		64,015.32
R&D Vehicle	43,472.05	
Accum. Amort. - R&D Vehicle	(22,000.00)	
Net - R&D Vehicle		21,472.05
Total Capital Assets		102,237.24
Other Non-Current Assets		
Computer Software	28,045.64	
Accum. Amort.-Computer Software	(28,070.65)	
Net - Computer Software		(25.01)
Research & Development	21,747.80	
Accum. Amort.-R&D	(7,392.00)	
Net - Research & Development		14,355.80
Total Other Non-Current Assets		14,330.79
TOTAL ASSETS		754,012.45
		===========

LIABILITIES

Current Liabilities

Accounts Payable		87,354.85
Credit Card Payable		0.00
Visa-Todd Sloan		15.79
Visa-Joe Pike		3,187.24
Visa-AR		3,031.54
BOA Alaska TS		2,614.42
BOA Alaska AR		4,542.15
DinersClub-T.Sloan		11,203.07
Future Income Tax Payable		16,071.00
Vacation payable		4,159.87
Wages Payable		0.00
Subcontractor payable		0.00
EI Payable	680.56	
CPP Payable	1,378.78	
Federal Income Tax Payable	4,008.11	
Total Receiver General		6,067.45
WCB Payable		1,546.17
PST Payable		(3,438.31)
GST Payable		(347.45)
GST Charged on Sales	10,848.59	
GST Paid on Purchases	(6,447.26)	
GST Owing (Refund)		4,401.33
Total Current liabilities		140,409.12
Long Term liabilities		
Bank Loan - Long Term		12,500.15
GL Loan		73,260.00
AR Loan		9,000.00
R&D Vehicle Loan		40,762.31
BDC Loan		98,825.00
BDC ASSET LOAN		60,000.00
Loans from Shareholders		(0.45)
Total Long Term liabilities		294,347.01
Unearned Revenue		
Unearned Revenue		95,723.60
Unearned Revenue total		95,723.60
TOTAL LIABILITIES		530,479.73
EQUITY		
Share Capital		
Common Shares		12.00
Total Share Capital		12.00
Retained Earnings		
Retained Earnings - Previous Year		198,218.37
Current Earnings		25,302.35
Total Retained Earnings		223,520.72
TOTAL EQUITY		223,532.72
LIABILITIES AND EQUITY		754,012.45
		============

Generated On: 09/30/2005

SHARE EXCHANGE AGREEMENT

Dated the __________ day of October, 2005

BETWEEN:

CHRIS FORSBERG
79875 Kingston Dr
Bermuda Dunes CA 92203

INTERNATIONAL QUALITY SYSTEMS LTD.
30862 Marilyn Drive
Laguna Beach, California 92651

POLAR PRODUCTS LTD.
3835 Kimatoucher Road
Kelowna, BC V1W 4E7

ADAM ROBERTSON
2493 Alexandria Way
Westbank, BC V4T 1T7

(collectively "**EPOD Shareholders**", each an "**EPOD Shareholder**")

AND:

MICHAEL MATVIESHEN
990 Sutcliffe Court
Kelowna, BC

("**Matvieshen**")

A. **WHEREAS** the EPOD Shareholders have acquired, among other things, shares in the capital stock of EPOD International Inc. ("**EPOD**") through certain purchase and sale agreements whereby shares of Enviromech Industries, LLC were acquired by EPOD and shares of Enviromech Industries Inc. were acquired by EPOD Industries Inc., the wholly owned subsidiary of EPOD, a portion of such EPOD shares containing restrictions from transfer ("**Restricted EPOD Shares**");

B. **AND WHEREAS** Matvieshen is the beneficial owner of certain shares of EPOD which are not subject to any restrictions on transfer ("**Free Trading Shares**") and is prepared to exchange with EPOD Shareholders a portion of such Free Trading Shares in return for a like number of Restricted EPOD Shares;

IN CONSIDERATION OF the sum of $10.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

1. EPOD Shareholders, to a maximum of such numbers of Restricted EPOD Shares as are set forth beside the name of each EPOD Shareholder on Schedule "A" hereto, desiring to exchange Restricted EPOD Shares for Free Trading Shares shall deliver to Matvieshen a written request to exchange Restricted EPOD Shares together with share certificate(s) duly endorsed for transfer to Matvieshen representing the number of Restricted EPOD Shares to be exchanged.

2. Upon receipt of the written request and duly endorsed for transfer share certificate(s), Matvieshen shall provide within 10 business days to the respective EPOD Shareholder share certificate(s) representing the number of Free Trading Shares being requested exchanged registered in the name of such EPOD Shareholder, to a maximum of such number of Restricted EPOD Shares as are set forth beside the name of such EPOD Shareholder on Schedule "A" hereto.

3. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand or mail with postage prepaid addressed to the respective addresses on the face page of this agreement, or at such other address(es) that may be given in writing by a party to the other parties from time to time, and shall be considered received only on the date of actual delivery to and receipt by the recipient thereof.

Dated the date first mentioned above.

____
CHRIS FORSBERG

INTERNATIONAL QUALITY SYSTEMS LTD.

Per: ______________________________

POLAR PRODUCTS LTD.

Per: ______________________________

____
ADAM ROBERTSON

____
MICHAEL MATVIESHEN

2. Upon receipt of the written request and duly endorsed for transfer share certificate(s), Matvieshen shall provide within 10 business days to the respective EPOD Shareholder share certificate(s) representing the number of Free Trading Shares being requested exchanged registered in the name of such EPOD Shareholder, to a maximum of such number of Restricted EPOD Shares as are set forth beside the name of such EPOD Shareholder on Schedule "A" hereto.

3. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand or mail with postage prepaid addressed to the respective addresses on the face page of this agreement, or at such other address(es) that may be given in writing by a party to the other parties from time to time, and shall be considered received only on the date of actual delivery to and receipt by the recipient thereof.

Dated the date first mentioned above.

____
CHRIS FORSBERG

INTERNATIONAL QUALITY SYSTEMS LTD.

Per. ______________________________

POLAR PRODUCTS LTD.

Per. ______________________________

____
ADAM ROBERTSON

____
MICHAEL MATVIESHEN

2. Upon receipt of the written request and duly endorsed for transfer share certificate(s), Matvieshen shall provide within 10 business days to the respective EPOD Shareholder share certificate(s) representing the number of Free Trading Shares being requested exchanged registered in the name of such EPOD Shareholder, to a maximum of such number of Restricted EPOD Shares as are set forth beside the name of such EPOD Shareholder on Schedule "A" hereto.

3. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand or mail with postage prepaid addressed to the respective addresses on the face page of this agreement, or at such other address(es) that may be given in writing by a party to the other parties from time to time, and shall be considered received only on the date of actual delivery to and receipt by the recipient thereof.

Dated the date first mentioned above.

CHRIS FORSBERG

INTERNATIONAL QUALITY SYSTEMS LTD.

Per: ______________________

POLAR PRODUCTS LTD.

Per: ______________________

ADAM ROBERTSON

MICHAEL MATVIESHEN

SCHEDULE "A"

NAME OF EPOD SHAREHOLDER	NUMBER OF EPOD RESTRICTED SHARES
CHRIS FORSBERG	134,400
INTERNATIONAL QUALITY SYSTEMS LTD.	268,800
POLAR PRODUCTS LTD.	358,400
ADAM ROBERTSON	134,400